UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

8880 Rio San Diego Dr, Suite 102
San Diego, CA 92108

(Address of principal executive offices, including Zip Code)

(619) 631-8261
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 28, 2019 (“June 8-K”), on June 27, 2019, the sole officers and directors, Ben Errez and Fredi Nisan (together, “Management”) of GreenBox POS (f/k/a ASAP EXPO, Inc.) (the “Company”), concluded that the following previously filed financial statements of the Company (along with other previously filed financial statements) should not be relied upon:

●

The Company’s unaudited financial statements for the quarterly period ended March 31, 2018, contained in the Company’s: (i) Quarterly Report on Form 10-Q, originally filed with the SEC on May 21, 2018; and (ii) Quarterly Report on Form 10-Q/A, originally filed with the SEC on September 19, 2018 (collectively, the “Q1 Report”).

The conclusion to prevent future reliance on the Q1 Report resulted from the determination by the Management that the Q1 Report failed to properly account for the date of conversion of $144,445 of an outstanding line of credit into 144,445,000 shares of the Company’s common stock (the “Control Block”), issued to Frank Yuan (“Yuan”) on March 29, 2018, pursuant to a line of credit provided by Yuan to the Company.

Subsequent to the filing June 8-K, we filed a Form 8-K on January 7, 2020, to disclose the following events (among other disclosures) that occurred on April 12, 2018:

●

All business being conducted at that time by the Company (the “ASAP Business”) was transferred from the Company to ASAP Property Holdings Inc., a company owned and operated by Yuan (“Holdings”). In consideration for the ASAP Business, Holdings assumed all liabilities related to the ASAP Business.

●

Yuan caused the Control Block to be transferred to GreenBox POS LLC, a Washington limited liability company (“GreenBox”), for which Yuan received $250,000 in cash and $250,000 in restricted shares of Common Stock.

●	Management became the sole acting officers and sole acting directors of the Company.

●	The Company acquired the assets of GreenBox. In consideration for the GreenBox assets, the Company assumed all liabilities related to the GreenBox business (the “GreenBox Acquisition”).

The Company and GreenBox deemed the GreenBox Acquisition a “Reverse Acquisition” for reporting and accounting purposes, with GreenBox the accounting acquirer and the Company the accounting acquiree. Because of the Reverse Acquisition, from April 12, 2018 forward, the ASAP Business is disregarded and the Company reports on a consolidated basis with GreenBox, including the presentation of financial information of GreenBox for previous periods.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 27, 2020, Management determined that the Company will no longer be filing an amendment to the Q1 Report with the SEC to restate its consolidated financial statements for the three months ended March 31, 2018 because starting with the Company’s unaudited financial statements for the three and six months ended June 30, 2018, the historic financial statements for the ASAP Business (operations which are now disregarded) will no longer be included in the Company’s consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Date: January 28, 2020	By:	/s/ Ben Errez
Name: Ben Errez
Title: Executive Vice President